UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 13, 2019

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On April 23, 2019, GrowGeneration Corp. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) through its wholly-owned subsidiary, GrowGeneration Rhode Island Corp., to purchase the assets of GreenLife Garden Supply Corp. (“GreenLife”), with two store locations in Maine and one in New Hampshire.

The assets subject to the sale under the Purchase Agreement included inventories, fixed assets, tangible personal property, intangible personal property and contracts. As consideration for the assets, the Company agreed to pay GreenLife (i) the actual cost of the inventory as of the closing which was approximately $1,033,688, (ii) cash payment of $100,000 for the fixed assets, (iii) cash payment of $1,500,000 for the intangible assets and goodwill, and (iv) 250,000 shares of restricted common stock of the Company.

In connection with the purchase of the assets, the Company also entered into a five-year commercial lease agreement (the “Lease”), effective from May 9, 2019, to rent the premises in York, Maine where some assets are located, and a month-to-month lease in New Hampshire. The Company will enter into another lease for the other location in Maine.

The foregoing descriptions of the terms of the Purchase Agreement and the Lease do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of them filed herewith as Exhibits 99.1 and 99.2, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 14, 2019, the Company published a press release regarding the purchase of assets from GreenLife.

A copy of the press release is attached hereto as Exhibit 99.3. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Form of Asset Purchase Agreement, dated April 23, 2019, by and among GrowGeneration Corp., GrowGeneration Rhode Island Corp. and GreenLife Garden Supply Corp.
99.2	Form of Commercial Lease, dated May 9, 2019, by and between GrowGeneration Corp. and 611A Route One, LLC
99.3	Press Release, dated May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2019	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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